UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 8, 2016
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                           Results of Operations and Financial Condition.

On March 8, 2016, Performance Sports Group Ltd. issued a press release announcing preliminary results for its third quarter of fiscal 2016 (“Fiscal 2016”) and revisions to its Fiscal 2016 outlook. The complete release is attached to this report as Exhibit 99.1.

The information pursuant to Item 2.02 in this report on Form 8-K is being furnished as contemplated by General Instruction B(2) to Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit No.	Description
99.1	Press Release, dated March 8, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 8, 2016
PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Mark Vendetti
	Name:	Mark Vendetti
	Title:	Executive Vice President and Chief Financial Officer